SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)     MAY 24, 2004
                                                 -------------------------------


                            SPECTRE INDUSTRIES, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


            Nevada                      0-30573                98-0226032
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(STATE OF OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
     OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


                  45 Parker, Suite A, Irvine, California 92618
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (949) 855-6688
                                                    ----------------------------


                     #6 - 260 E. Esplanade, North Vancouver,
                         British Columbia CANADA V7L 1A3
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

      Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of March 13, 2004, by and among Spectre Industries, Inc. (the "Registrant" or the "Company), Spectre Merger Sub, Inc., a California corporation and wholly owned subsidiary of Spectre ("Merger Sub"), Ian S. Grant ("Shareholder") and Advanced Custom Sensors, Inc., a California corporation (the "Advanced Custom"), on May 24, 2004 (the "Closing Date"), Merger Sub merged with and into ACSI (the "Merger"). As a result of the Merger, Advanced Custom became a subsidiary of the Registrant. As consideration for the Merger, the Registrant issued 38,773,581 shares of common stock and warrants to purchase up to 79,535,549 shares of common stock to the shareholders of ACSI. The terms of the Merger were determined through arms length negotiations between the management of the Registrant and management of ACSI.

Election of New Directors and Officers

      On the Closing Date, Ian Grant resigned as President, Secretary Chief Financial Officer of the Registrant. Effective May 24, 2004, Michael Young and Hanlin Chen began serving their terms as members of the Board of Directors of the Registrant. The newly elected directors appointed Michael Young as the Chief Executive Officer, Secretary and Chief Financial Officer.

      Biographies of New Directors

      MICHAEL YOUNG founded and has served for seven years as CEO of ACSI. Previously, his 20-year career includes MEMS design, fabrication, packaging and applications development at Rosemount, Endevco, Hughes Aircraft and other firms. He is responsible for leading ACSI given his technical expertise and a broad range of business experiences with ACSI. He holds a Master of Science degree in mechanical engineering from Stanford University.

      HANLIN CHEN began serving as the Chairman and CEO of China Automotive Systems in 2003. Prior to this appointment, Mr. Chen was the general manager of Jiulong Power Steering Company Limited from 1992 to 1997. Mr. Chen holds a MBA from Barrington University and serves as a board member of Political Consulting Committee of Jingzhou city and vice president of Foreign Investors Association.

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


Share Ownership

      The following table sets forth certain information known to the Company regarding the beneficial ownership of the common stock, immediately following the closing of the Merger and assuming the exercise of the warrants (a) each beneficial owner of more than five percent of the common stock; (b) each of the Company's directors; and (c) all of the Company's directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable. Unless otherwise specified, the address of each person set forth below is 45 Parker, Suite A, Irvine, California 92618.

                                                                TOTAL NUMBER OF SHARES     PERCENTAGE OWNERSHIP
                                              TOTAL NUMBER    ISSUABLE UPON EXERCISE OF    ASSUMING EXERCISE OF
        NAME/TITLE                             OF SHARES              THE WARRANTS           THE WARRANTS(1)
-----------------------------------------------------------------------------------------------------------------
ALL DIRECTORS AND OFFICERS (3 PERSONS):

Michael Young                                     8,172,354             16,763,803                  18%

Hanlin Chen                                             -0-                    -0-                  --

Matthew Markin                                          -0-                    -0-                  --

Ian Grant                                         1,000,000                    -0-                   *

5% Beneficial Owners:

Chih Chung Hung (2)                               2,617,148              5,368,509                   6%


---------------
* Less than 1%

      (1) Based on 139,187,213 shares outstanding as of May 24, 2004 assuming the exercise of all of the warrants.

      (2) Mr Hungs address is No. 213-5 Tsan Si Rd. Tsantnen Jen. Nantou, Taiwan 542, ROC

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

      The information set forth above under "Item 1. Changes in Control of Registrant" is incorporated herein by reference.

      As a result of the Merger, through ACSI, the Registrant will be engaged in the business of supplying thin-film and micromachined force and pressure sensors to the medical, chemical, oil, and gas industries. Additionally, the Registrant will offer services such as strain gauge installation, MEMS packaging, and sensor module design and manufacturing.

About ACSI

      ACSI was founded by an engineering management team with over 50 years of Micro-electro-mechanical-systems or "MEMS" transducer experience. Its objective is to provide high quality sensors and transducers at an economical price by employing innovative designs and creative manufacturing methods. ACSI offers a variety of Digital Pressure Gauges, Pressure Transducers, Pressure Sensors, Force Beams, Load Cells, Strain Gauges and Sensor Kits.


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

      ACSI commenced operations as a private company in September of 1996. ACSI is headquartered in Irvine, California where ACSI occupies a 25,000 square foot facility fully equipped with fabrication capability. ACSI has fifteen (15) employees in the United States, and utilizes a network of independent contractors and consultants throughout the United States and Asia. ACSI produces or supplies a family of nearly thirty (30) distinctive products. ACSI set up a volume production line with an ISO 9000 partner in Taiwan in 2002. This allows ACSI to penetrate high-volume consumer markets that are very price sensitive.

      ACSI's MEMS sensor technology is the result of a technology development work done at Rosemount and Endevco. ACSI believes that its technology will enable it to become a global supplier of advanced MEMS/Microelectronic products in a myriad of developing markets. ACSI's strategic plan is to focus on developing custom MEMS pressure sensor devices and forming strategic partnerships where its strategic partners dominate the sales channels in industries accepting MEMS sensor applications.

      In addition to its core operational assets dedicated to the MEMS sensor markets, ACSI owns approximately 12% of TransOptiX, Inc., ("TransOptiX"), a business dedicated to the development and production of high performance optical switches. TransOptiX intends to make significant progress in 2004 and 2005 in the optical switch segment by offering its switches at prices up to 40% below its competition and with better performance.

      OUR GOALS

      ACSI develops, designs and markets MEMS-microelectronic devices and components. ACSI is a major supplier of thin-film and micromachined force and pressure sensors to the medical, chemical, oil, and gas industries. Additionally, ACSI offers several services, such as strain gauge installation, MEMS packaging, and sensor module design and manufacturing.

      ACSI has operated in the MEMS pressure  sensor business for the past seven
(7) years, providing MEMS packaging services for nearly half of its operational life. We intend to raise sufficient funds necessary to develop a new series of customized MEMS pressure sensors; develop expand the internal manufacturing capabilities to provide our customers with sensing modules that incorporate embedded controller, LCD display, signal conditioning circuit, and/or actuators; and support our plan for merger and acquisition of other small MEMS companies complimentary to ours.

      To accomplish our goals, ACSI plans to integrate proprietary techniques and processes developed by ACSI that serve as the foundation to develop ACSI's MEMS business. These MEMS core competences include MEMS front-end wafer design and processing, volume assembly and testing, application-specific environmental protection, and cost modeling. Combined with ACSI's expansion plans to increase marketing and sales efforts, these technologies present ACSI with opportunities to further grow the business in international markets such as China. ACSI has also partnered on or about November 2001 with an established production partner, Powertip Technology Corporate, in Taiwan to address production requirements. ACSI also has MEMS wafer fabrication partners in China and Taiwan, allowing ACSI to maintain sensor wafer supplies as well continue MEMS device research.

      THE ADVANCED CUSTOM SENSORS CORE STRATEGY - PRODUCTS AND TECHNOLOGIES

      ACSI's future technology strategy is to develop and/or acquire core intellectual property that will place it in a leadership position to manufacture and market MEMS sensors. ACSI has filed two (2) provisional patents with the United States Patent and Trademark Office ("USPTO") and TransOptiX has made nine
(9) provisional patent filings with the USPTO to date. In addition, each company has developed many proprietary techniques/processes. These serve as the foundation to further develop our MEMS business.

      ACSI  produces  or  supplies a family of nearly  thirty  (30)  distinctive products. These products employ or utilize the latest state-of-the-art technologies. The products are primarily electro-mechanical sensing devices and are identified under the following categories: Pressure Transducers, Pressure Transmitters, Pressure Switches, Force Sensors, Load Cells, Strain Gages, and MEMS Sensors.

      ACSI uses sputtered thin film, bonded foil, semi-conductor gages and piezoresistive strain gage technologies primarily in the design, development and manufacture of its general sensor products, although other technology options are also available. All of ACSI's products employ proven technologies with little, or no risk involved with their manufacture. What sets ACSI' apart from their competitors is their ability to optimize the performance of their products by efficient application of their diverse technologies into unique design concepts and utilizing sophisticated materials in construction and packaging techniques.

BACKGROUND ON MEMS

      MICRO-ELECTRO-MECHANICAL SYSTEMS

      Micro-Electro-Mechanical Systems, or MEMS, is the integration of mechanical elements, sensors, actuators, and electronics on a common silicon substrate through the utilization of microfabrication technology. MEMS is an enabling technology, allowing the development of smart products by augmenting the computational ability of microelectronics with the perception and control capabilities of microsensors and microactuators. MEMS is also an extremely diverse and fertile technology, both with regard to applications, and the methodology of how electronic devices are designed and manufactured.

      Microelectronic integrated circuits ("IC's") can be thought of as the "brains" of systems and MEMS augments this decision-making capability with "eyes" and "arms", to allow microsystems to sense and control the environment. In its most basic form, the sensors gather information from the environment through measuring mechanical, thermal, biological, chemical, optical, and magnetic phenomena; the electronics process the information derived from the sensors and through some decision making capability direct the actuators to respond by moving, positioning, regulating, pumping, and filtering, thereby, controlling the environment for some desired outcome or purpose. Since MEMS devices are manufactured using batch fabrication techniques, similar to ICs, unprecedented levels of functionality, reliability, and sophistication can be placed on a small silicon chip at a relatively low cost.

      MARKET SIZE AND VIABILITY

      The total MEMS market size is about $2.7 billion USD with following distribution in 1991, according to an MIRC market study report. MEMS pressure sensor, currently the focus of ACSI's operations, owns the largest market share of $6 billion USD in 2000. According to MIRC, MEMS Silicon Pressure Sensors will grow to about 80% of the total market and become the main stream of this industry. The applications of MEMS Pressure Sensors can be separated into five categories: Automotive, Process Control, Medical, Consumer /Appliances and Aerospace. Currently, the market in Consumer Electronics is enjoying the fast growth. Due to its versatility, MEMS is taking the lead in the various fast-growing electronic applications in addition to its excellent performance and price ratio. The total MEMS sensor market was $800 millions USD in 1990 with an annual growth rate of 20%. It is expected to grow to $1 billion USD by 2005.

OUR IMPLEMENTATION STRATEGY

ACSI's Implementation Strategy is as follows:

      1.    Sales

            a. ACSI's employs a direct sales staff, complemented by independent technical field sales representatives and distributors. Sales of ACSI's products are not limited to specific geographical areas and are offered to a broad base of customers both domestically and internationally. ACSI has contracted with seven (7) sales representatives and has selected companies to represent the firm in China, Taiwan, Israel and South-East Asia. Advertising and promotion of ACSI's products will be accomplished through Internet sites, press releases, market specific trade events and occasional trade publication advertisements. ACSI's website is now linked to Thomas Register and Global Specs, where average customer contacts have been ten per week.

      2.    Marketing

            a. Grow through acquisition. ACSI intends to acquire companies that possess a market presence with certified or qualified products, with an established pedigree, and/or products with established market share. ACSI intends to exploit these acquisitions through the introduction of existing or other
                  ACSI's product offerings in order to further expand the business through vertical and horizontal integration; these could also lead to establishing certification or qualification status for ACSI's own previously developed commercial products.

            b. Introduce new products. ACSI intends to explore new markets for new and unique products. Introduce new products to address developing needs within the markets, such as digital sensors, multi-function sensors (combined temperature and pressure), internet-enabled sensors and sensors elements that can be integrated into measurement monitoring and control systems.

      3.    Distribution

            a. ACSImarkets and sells its products through independent sales representative organizations, distributors and direct factory sales. By utilizing existing, established sales organizations, ACSI is able to amass a very large number of sales people and outlets into all regions of the United States and some foreign countries with very little up-front costs. Additionally, ACSI benefits from the synergistic relationship of its products with other lines and products as handled by the representatives or distributors

      4.    Operations

            a. ACSI seeks to expand its MEMS Sensor research and development and prototype capacities in California by supplementing engineering staff with market-specific expertise and augmenting facilities. This will enable ACSI to provide engineering support and initial prototype fabrication in time-sensitive US markets.

            b. ACSI utilizes a production partner to address its current production requirements. Additionally, ACSI has signed a letter of intent to form a joint venture for the purpose of producing and distributing automotive sensor products in China. ACSI also has established MEMS wafer fabrication partners in Taiwan and China that allow ACSI to maintain sensor wafer supply and continue MEMS device research.

ACSI'S PRODUCT ROADMAP AND INTELLECTUAL PROPERTY

      ACSI currently produces a series of MEMS pressure sensors. These include MEMS pressure sensors from 5 psi to 5000 psi; pressure transducers with 0-5 V or 4-20 ma output; digital pressure gage; and digital pressure switch. They are currently in full production; notably, some our products are sold by major catalog houses.

      The innovative technologies and know-how developed through these products will allow us to better serve our MEMS customers. We are able to provide them with conditioning circuit assembly, microprocessors, LCD modules, LED modules, and/or injection molded packaging. This added value will bring a much higher return to ACSI.

PATENTS

ACSI has filed the following provisional patents with the US Patent and Trademark Office

            >>    Signal conditioner for MEMS piezoresistive sensors.

            >>    Method for production of thin-film piezoresistive strain gages

TRANSOPTIX has filed the following provisional patents with the US Patent and Trademark Office

            >>    45 degree lens mount for 2D optical switch

            >>    3D image feedback optical beam alignment

            >> Double risley prism pairs for optical beam steering and alignment

            >>    2D four-sided optical switch with lens mount

            >>    2D three-sided optical switch with lens mount

            >>    2D two-sided optical switch with lens mount

            >>    2D broadcast optical switch with lens mount

            >>    2D 1XN Optical Switch with Lens Mount

            >>    Lens Mount for Optical Switch

PROPRIETARY TECHNIQUES/PROCESSES

      ACSI

            >>    MEMS pressure sensor wafer fabrication design/process.

            >>    MEMS packaging schemes for volume production

            >>    MEMS vacuum packaging process: both wafer and device levels

            >>    Low-cost thin-film pressure sensor design and fabrication

            >>    Oil-filled process for media isolation of MEMS sensors

      TRANSOPTIX

            >>    Fiber-to-fiber alignment technique

            >>    Mirror batch alignment process

OUR COMPETITIVE ADVANTAGE

      Although the MEMS sensor business is largely dominated by larger, better funded companies such as Endevco, MSI, Nova Sensors, IC Sensors, and Sensym. ACSI is dedicated to the custom MEMS technology field and believes it maintains competitive advantages in the custom market in its knowledge of customer base and through price competition. ACSI is currently striving to increase its technological capacity to expand its competitive edge.

ITEM 5. OTHER EVENTS.

      The Registrant has moved its principal executive offices from #6 - 260 E. Esplanade, North Vancouver, British Columbia CANADA V7L 1A3 to 45 Parker, Suite A, Irvine, California 92618.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a)    Pro Forma Financial Information.

b)    Financial Statements of Businesses Acquired.

            The financial statements required by (a) and (b) of this Item 7 will be filed by an amendment to this Form 8-K.

      (c) Exhibits.

2.1   Merger Agreement, dated as of March 13, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPECTRE INDUSTRIES, INC.

Date: June 9, 2004                     By:  /S/ MICHAEL YOUNG
                                            -----------------------------
                                        Name:  Michael Young
                                        Title: Chief Executive Officer




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